SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: December 26, 1997 (Date of earliest event reported) First Union Commercial Mortgage Securities, Inc. (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 1997, providing for the issuance of Mortgage Pass-Through Certificates, Series 1997-C2) First Union Commercial Mortgage Securities, Inc. (Exact name of registrant as specified in charter) Delaware 333-7854 56-1643598 (State or other juris- (Commission (I.R.S. Employer diction of organization) File No.) Identification No.) One First Union Center, Charlotte, North Carolina 28228-0600 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (704) 374-6828 (Former name or former address, if changed since last report.) ITEM 5. OTHER EVENTS This current report on Form 8-K relates to the monthly distribution reported to the holders of First Union Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 1997-C2, which was made on October 18, 2001. ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS Exhibit No. Description 99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on October 18, 2001. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE NATIONAL BANK, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., REGISTRANT By: /s/ Russell Goldenberg Russell Goldenberg, Group Senior Vice President Date: October 18, 2001. ABN AMRO LaSalle Bank N.A. Administrator: Andy Streepy (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 First Union Commercial Mortgage Securities, Inc. First Union National Bank, Master Servicer Commercial Mortgage Pass-Through Certificates Series 1997-C2 ABN AMRO Acct: 67-7852-70-9 Statement Date: 10/18/01 Payment Date: 10/18/01 Prior Payment: 09/18/01 Record Date: 09/28/01 WAC: 8.152696% WAMM: 105 Number Of Pages Table Of Contents 1 REMIC Certificate Report 4 Other Related Information 3 Asset Backed Facts Sheets 1 Delinquency Loan Detail 2 Mortgage Loan Characteristics 2 Loan Level Listing 15 Total Pages Included In This Package 28 Specially Serviced Loan Detail Appendix A Modified Loan Detail Appendix B Realized Loss Detail Appendix C Remic III Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 220,000,000.00 65,234,681.24 6,336,771.16 33736LAP0 1000.000000000 296.521278364 28.803505273 A-2 384,000,000.00 384,000,000.00 0.00 33736LAQ8 1000.000000000 1000.000000000 0.000000000 A-3 982,521,000.00 982,521,000.00 0.00 33736LAR6 1000.000000000 1000.000000000 0.000000000 IO 2,203,502,325.00N 2,048,737,006.2 0.00 33736LAW5 1000.000000000 929.763941247 0.000000000 B 110,175,000.00 110,175,000.00 0.00 33736LAS4 1000.000000000 1000.000000000 0.000000000 C 110,175,000.00 110,175,000.00 0.00 33736LAT2 1000.000000000 1000.000000000 0.000000000 D 121,194,000.00 121,194,000.00 0.00 33736LAU9 1000.000000000 1000.000000000 0.000000000 E 33,052,000.00 33,052,000.00 0.00 33736LAV7 1000.000000000 1000.000000000 0.000000000 F 66,105,000.00 66,105,000.00 0.00 33736LAX3 1000.000000000 1000.000000000 0.000000000 G 49,578,000.00 49,578,000.00 0.00 33736LAY1 1000.000000000 1000.000000000 0.000000000 H 16,527,208.00 16,527,208.00 0.00 33736LAZ8 1000.000000000 1000.000000000 0.000000000 J 44,070,046.00 44,070,046.00 0.00 33736LBA2 1000.000000000 1000.000000000 0.000000000 K 22,035,023.00 22,035,023.00 0.00 33736LBB0 1000.000000000 1000.000000000 0.000000000 L 27,543,779.00 27,543,779.00 0.00 33736LBC8 1000.000000000 1000.000000000 0.000000000 M 16,526,269.00 16,526,269.00 0.00 33736LBE4 1000.000000000 1000.000000000 0.000000000 R-III 0.00 0.00 0.00 9ABSA909 1000.000000000 0.000000000 0.000000000 2,203,502,325.00 2,048,737,006.2 6,336,771.16 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 0.00 0.00 58,897,910.08 33736LAP0 0.000000000 0.000000000 267.717773091 A-2 0.00 0.00 384,000,000.00 33736LAQ8 0.000000000 0.000000000 1000.000000000 A-3 0.00 0.00 982,521,000.00 33736LAR6 0.000000000 0.000000000 1000.000000000 IO 0.00 0.00 2,042,400,235.08 33736LAW5 0.000000000 0.000000000 926.888168852 B 0.00 0.00 110,175,000.00 33736LAS4 0.000000000 0.000000000 1000.000000000 C 0.00 0.00 110,175,000.00 33736LAT2 0.000000000 0.000000000 1000.000000000 D 0.00 0.00 121,194,000.00 33736LAU9 0.000000000 0.000000000 1000.000000000 E 0.00 0.00 33,052,000.00 33736LAV7 0.000000000 0.000000000 1000.000000000 F 0.00 0.00 66,105,000.00 33736LAX3 0.000000000 0.000000000 1000.000000000 G 0.00 0.00 49,578,000.00 33736LAY1 0.000000000 0.000000000 1000.000000000 H 0.00 0.00 16,527,208.00 33736LAZ8 0.000000000 0.000000000 1000.000000000 J 0.00 0.00 44,070,046.00 33736LBA2 0.000000000 0.000000000 1000.000000000 K 0.00 0.00 22,035,023.00 33736LBB0 0.000000000 0.000000000 1000.000000000 L 0.00 0.00 27,543,779.00 33736LBC8 0.000000000 0.000000000 1000.000000000 M 0.00 0.00 16,526,269.00 33736LBE4 0.000000000 0.000000000 1000.000000000 R-III 0.00 0.00 0.00 9ABSA909 0.000000000 0.000000000 0.000000000 0.00 0.00 2,042,400,235.08 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) A-1 618,108.06 265,895.14 6.47900000% 33736LAP0 2.809582091 1.208614273Fixed A-2 2,112,000.00 0.00 6.60000000% 33736LAQ8 5.500000000 0.000000000Fixed A-3 5,444,803.88 0.00 6.65000000% 33736LAR6 5.541666672 0.000000000Fixed IO 2,462,324.49 115,954.62 1.37433152% 33736LAW5 1.117459447 0.052622872 1.46235492% B 623,406.88 0.00 6.79000000% 33736LAS4 5.658333379 0.000000000Fixed C 644,523.75 0.00 7.02000000% 33736LAT2 5.850000000 0.000000000Fixed D 719,084.40 0.00 7.12000000% 33736LAU9 5.933333333 0.000000000Fixed E 196,108.53 0.00 7.12000000% 33736LAV7 5.933333232 0.000000000Fixed F 413,156.25 0.00 7.50000000% 33736LAX3 6.250000000 0.000000000 7.50000000% G 309,862.50 0.00 7.50000000% 33736LAY1 6.250000000 0.000000000 7.50000000% H 103,295.05 0.00 7.50000000% 33736LAZ8 6.250000000 0.000000000 7.50000000% J 220,350.23 0.00 6.00000000% 33736LBA2 5.000000000 0.000000000 6.00000000% K 110,175.12 0.00 6.00000000% 33736LBB0 5.000000227 0.000000000 6.00000000% L 137,718.90 0.00 6.00000000% 33736LBC8 5.000000182 0.000000000 6.00000000% M 39,816.06 (42,815.27) 6.00000000% 33736LBE4 2.409258859 -2.590740233 6.00000000% R-III 0.00 0.00 9ABSA909 0.000000000 0.000000000 14,154,734.10 339,034.49 Total P&I Payment 20,491,505.26 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accual (3) Estimated Remic II Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 M 220,000,000.00 65,234,681.24 6,336,771.16 None 1000.000000000296.521278364 28.803505273 N 384,000,000.00 384,000,000.0 0.00 None 1000.0000000001000.00000000 0.000000000 O 982,521,000.00 982,521,000.0 0.00 None 1000.0000000001000.00000000 0.000000000 P 110,175,000.00 110,175,000.0 0.00 None 1000.0000000001000.00000000 0.000000000 Q 110,175,000.00 110,175,000.0 0.00 None 1000.0000000001000.00000000 0.000000000 R 121,194,000.00 121,194,000.0 0.00 None 1000.0000000001000.00000000 0.000000000 S 33,052,000.00 33,052,000.00 0.00 None 1000.0000000001000.00000000 0.000000000 T 66,105,000.00 66,105,000.00 0.00 None 1000.0000000001000.00000000 0.000000000 U 49,578,000.00 49,578,000.00 0.00 None 1000.0000000001000.00000000 0.000000000 V 16,527,208.00 16,527,208.00 0.00 None 1000.0000000001000.00000000 0.000000000 W 44,070,046.00 44,070,046.00 0.00 None 1000.0000000001000.00000000 0.000000000 X 22,035,023.00 22,035,023.00 0.00 None 1000.0000000001000.00000000 0.000000000 Y 27,543,779.00 27,543,779.00 0.00 None 1000.0000000001000.00000000 0.000000000 Z 16,526,269.00 16,526,269.00 0.00 None 1000.0000000001000.00000000 0.000000000 R-II 0.00 0.00 0.00 9ABSA893 1000.000000000 0.000000000 0.000000000 2,203,502,325.002,048,737,006 6,336,771.16 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 M 0.00 0.00 58,897,910.08 None 0.000000000 0.000000000 267.717773091 N 0.00 0.00 384,000,000.00 None 0.000000000 0.000000000 1000.000000000 O 0.00 0.00 982,521,000.00 None 0.000000000 0.000000000 1000.000000000 P 0.00 0.00 110,175,000.00 None 0.000000000 0.000000000 1000.000000000 Q 0.00 0.00 110,175,000.00 None 0.000000000 0.000000000 1000.000000000 R 0.00 0.00 121,194,000.00 None 0.000000000 0.000000000 1000.000000000 S 0.00 0.00 33,052,000.00 None 0.000000000 0.000000000 1000.000000000 T 0.00 0.00 66,105,000.00 None 0.000000000 0.000000000 1000.000000000 U 0.00 0.00 49,578,000.00 None 0.000000000 0.000000000 1000.000000000 V 0.00 0.00 16,527,208.00 None 0.000000000 0.000000000 1000.000000000 W 0.00 0.00 44,070,046.00 None 0.000000000 0.000000000 1000.000000000 X 0.00 0.00 22,035,023.00 None 0.000000000 0.000000000 1000.000000000 Y 0.00 0.00 27,543,779.00 None 0.000000000 0.000000000 1000.000000000 Z 0.00 0.00 16,526,269.00 None 0.000000000 0.000000000 1000.000000000 R-II 0.00 0.00 0.00 9ABSA893 0.000000000 0.000000000 0.000000000 0.00 0.00 2,042,400,235.08 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) M 705,806.54 265,895.14 8.09222437% None 3.208211545 1.208614273 8.18098896% N 2,589,511.80 0.00 8.09222437% None 6.743520313 0.000000000 8.18098896% O 6,625,650.32 0.00 8.09222437% None 6.743520312 0.000000000 8.18098896% P 858,921.97 115,954.62 8.09222437% None 7.795978852 1.052458543 8.18098896% Q 742,967.35 0.00 8.09222437% None 6.743520309 0.000000000 8.18098896% R 817,274.20 0.00 8.09222437% None 6.743520306 0.000000000 8.18098896% S 222,886.83 0.00 8.09222437% None 6.743520211 0.000000000 8.18098896% T 445,780.41 0.00 8.09222437% None 6.743520309 0.000000000 8.18098896% U 334,330.25 0.00 8.09222437% None 6.743520311 0.000000000 8.18098896% V 111,451.56 0.00 8.09222437% None 6.743520140 0.000000000 8.18098896% W 297,187.25 0.00 8.09222437% None 6.743520304 0.000000000 8.18098896% X 148,593.63 0.00 8.09222437% None 6.743520531 0.000000000 8.18098896% Y 185,742.03 0.00 8.09222437% None 6.743520197 0.000000000 8.18098896% Z 68,629.96 (42,815.27) 8.09222437% None 4.152780038 -2.590740233 8.18098896% R-II 0.00 0.00 9ABSA893 0.000000000 0.000000000 14,154,734.10 339,034.49 Total P&I Payment 20,491,505.26 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accual (3) Estimated Remic I Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 Regular 2,203,502,325.002,048,737,006 6,336,771.16 None 1000.00000000 929.76394125 2.87577240 R-I 0.00 0.00 0.00 9ABSA892 1000.00000000 0.00000000 0.00000000 2,203,502,325.002,048,737,006 6,336,771.16 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 Regular 0.00 0.00 2,042,400,235.08 None 0.00000000 0.00000000 926.88816885 R-I 0.00 0.00 0.00 9ABSA892 0.00000000 0.00000000 0.00000000 0.00 0.00 2,042,400,235.08 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) Regular 14,154,734.10 339,034.49 8.09222437% None 6.42374366 0.15386164 8.18098896% R-I 0.00 0.00 9ABSA892 0.00000000 0.00000000 14,154,734.10 339,034.49 Total P&I Payment 20,491,505.26 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accual (3) Estimated Other Related Information Accrued Excess Beginning Payment of CertificatePrepay InteUnpaid Prior Unpaid Class Interest Shortfall Interest Interest A-1 352,212 0.00 0.00 0.00 A-2 ########### 0.00 0.00 0.00 A-3 ########### 0.00 0.00 0.00 IO ########### 0.00 0.00 0.00 B 623,406 0.00 0.00 0.00 C 644,523 0.00 0.00 0.00 D 719,084 0.00 0.00 0.00 E 196,108 0.00 0.00 0.00 F 413,156 0.00 0.00 0.00 G 309,862 0.00 0.00 0.00 H 103,295 0.00 0.00 0.00 J 220,350 0.00 0.00 0.00 K 110,175 0.00 0.00 0.00 L 137,718 0.00 0.00 0.00 M 82,63 0.00 280,970.32 0.00 Total: ########### 0.00 280,970.32 0.00 Ending Yield Unpaid MaintenancePrepayment Class Interest Charges Premiums A-1 0.00 0.00 265,895.14 A-2 0.00 0.00 0.00 A-3 0.00 0.00 0.00 IO 0.00 0.00 115,954.62 B 0.00 0.00 0.00 C 0.00 0.00 D 0.00 0.00 0.00 E 0.00 0.00 0.00 F 0.00 0.00 0.00 G 0.00 0.00 0.00 H 0.00 0.00 0.00 J 0.00 0.00 0.00 K 0.00 0.00 0.00 L 0.00 0.00 0.00 M 323,785.59 0.00 0.00 Total: 323,785.59 0.00 381,849.76 Advances Prior Outstanding Principal Interest Servicer 889,925.37 2,982,523.01 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 TOTAL 889,925.37 2,982,523.01 Current Period Principal Interest Servicer 252,006.90 1,170,801.68 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 TOTAL 252,006.90 1,170,801.68 Recovered Principal Interest Servicer 137,818.05 1,130,071.14 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 TOTAL 137,818.05 1,130,071.14 Outstanding Principal Interest Servicer1,004,114.22 3,023,253.56 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 TOTAL 1,004,114.22 3,023,253.56 Servicing Compensation Current Period Primary Master Servicing Fees 68,291.23 Current Period Sub Servicer Fees Paid: 110,267.16 Current Period Additional Servicing Fees Paid 17,072.81 Current Period Additional Master Servicing Co 0.00 Current Period Special Servicing Fees Paid: 10,097.46 Current Period Principal Recovery Fees Paid t 280.37 Total Servicing Fees: 206,009.03 0 0.00 General Pool Characteristics Percentage of Remaining Cut-off Date Principa 0.93 0 0 Current Principal Distribution Amount: 6,336,771.16 0 3,745,945.21 0 0.00% Liquidatio Nature of 0 0 Basis for 0.00 Liquidation 0 0 Final Recove 0Current Rea 0.00 0.00 0.00 0Cumulative 0.00 0.00 0.00 REO Property Information Scheduled EActual Ending Date of Loan NumbeDate of REOPrincipal BPrincipal BalFinal Recove 00 0.00 0.00 0 00 0.00 0.00 0.00 00 0.00 0.00 0.00 00 0.00 0.00 0.00 00 0.00 0.00 0 Amount of Amount of Realized Loan Numbe Proceeds Expenses Loss 0 0.00 0.00 0.00 0 0.00 0.00 0.00 0 0.00 0.00 0.00 0 0.00 0.00 0.00 0 0.00 0.00 0.00 Type of Environmenta Loan NumbeDelinquency Notice Sent Assessment #REF! #REF! #REF! #REF! 5690 + days NA NA Description of Loan Numbe Status #REF! #REF! 56Foreclosure complaint filed. Asset_Backed FACT Distributi Delinq 1 Month Delinq 2 Months Date # Balance # Balance 10/18/01 9 12,856 0 2.21% 0.63% 0.00% 0.00% 09/18/01 1 834038 1 12998814 0.24% 0.04% 0.24% 0.63% 08/20/01 2 16158982 1 2026700 0.49% 0.78% 0.24% 0.10% 07/18/01 3 3064397 0 0 0.73% 0.15% 0.00% 0.00% 06/18/01 0 0 1 2030074 0.00% 0.00% 0.24% 0.10% 05/18/01 1 3,158,506 0 0 0.24% 0.15% 0.00% 0.00% 04/18/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/19/01 0 0 1 2,035,041 0.00% 0.00% 0.24% 0.10% 02/20/01 2 5,207,809 1 3,239,790 0.48% 0.25% 0.24% 0.15% 01/18/01 2 5,212,521 1 2,700,437 0.48% 0.25% 0.24% 0.13% 12/18/00 1 2,703,224 0 0 0.24% 0.13% 0.00% 0.00% 11/20/00 1 3,181,134 0 0 0.24% 0.15% 0.00% 0.00% 10/18/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/18/00 2 3,876,466 0 0 0.48% 0.18% 0.00% 0.00% 08/18/00 1 689,080 0 0 0.24% 0.03% 0.00% 0.00% 07/18/00 1 4,961,284 1 689,624 0.24% 0.23% 0.24% 0.03% Distributi Delinq 3+ Foreclosure/Bankrupt Date # Balance # Balance 10/18/01 528,491,759 0 0 1.39% 0.00% 0.00% 0.00% 09/18/0115,549,705 0 0 0 0.76% 0.00% 0.00% 0.00% 08/20/0113,566,556 0 0 0 0.66% 0.00% 0.00% 0.00% 07/18/0115,636,502 0 0 0 0.76% 0.00% 0.00% 0.00% 06/18/0113,650,008 0 0 0 0.66% 0.00% 0.00% 0.00% 05/18/0115,722,717 0 0 0 0.76% 0.00% 0.00% 0.00% 04/18/0115,765,693 0 0 0 0.76% 0.00% 0.00% 0.00% 03/19/0113,772,685 0 0 0 0.66% 0.00% 0.00% 0.00% 02/20/0110,574,927 0 0 0 0.50% 0.00% 0.00% 0.00% 01/18/01 7,910,054 0 0 0 0.38% 0.00% 0.00% 0.00% 12/18/00 7,942,583 0 0 0 0.38% 0.00% 0.00% 0.00% 11/20/00 7,974,886 0 0 0 0.38% 0.00% 0.00% 0.00% 10/18/00 8,006,966 0 0 0 0.38% 0.00% 0.00% 0.00% 09/18/00 8,038,823 0 0 0 0.38% 0.00% 0.00% 0.00% 08/18/00 9,601,875 0 0 0 0.45% 0.00% 0.00% 0.00% 07/18/00 8,101,875 1 1,532,559 0 0.38% 0.24% 0.07% 0.00% Distributi REO Modifica Date # Balance # Balance 10/18/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/18/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 08/20/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/18/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/18/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/18/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/18/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/19/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/20/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/18/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 12/18/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 11/20/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/18/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/18/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 08/18/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/18/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% Distributi PrepaCurr Weighted Avg. Date # Balance Coupon Remit 10/18/01 1 3,745,945 8.1527% 8.0922% 0.25% 0.18% 09/18/01 1 3,666,771 8.2998% 8.2411% 0.24% 0.18% 08/20/01 3 4,918,405 8.3014% 8.2426% 0.73% 0.24% 07/18/01 0 0 8.1552% 8.0945% 0.00% 0.00% 06/18/01 0 0 8.3014% 8.2426% 0.00% 0.00% 05/18/01 0 0 8.1552% 8.0945% 0.00% 0.00% 04/18/01 0 0 8.3015% 8.2426% 0.00% 0.00% 03/19/01 2 9,545,067 7.8608% 7.7961% 0.48% 0.46% 02/20/01 2 7,683,478 8.2995% 8.2402% 0.48% 0.37% 01/18/01 2 4,978,484 8.3003% 8.2408% 0.48% 0.24% 12/18/00 1 3,576,494 8.1522% 8.0907% 0.24% 0.17% 11/20/00 0 0 8.2999% 8.2403% 0.00% 0.00% 10/18/00 0 0 8.1522% 8.0907% 0.00% 0.00% 09/18/00 0 0 8.2999% 8.2402% 0.00% 0.00% 08/18/00 0 0 8.2999% 8.2403% 0.00% 0.00% 07/18/00 0 0 8.1524% 8.0909% 0.00% 0.00% Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category Delinquent Loan Detail Paid Outstanding Out. Propert DisclosureThru Current P&IP&I Protection Control # Date Advance Advances** Advances 14 09/01/01 182,33 182, 0.00 29 09/01/01 124,73 124, 0.00 34 06/01/01 99, 396, 0.00 44 09/01/01 79, 79 0.00 53 09/01/01 44, 44 0.00 54 09/01/01 33, 33 0.00 56 01/01/00 87, 1,747,96 0.00 74 09/01/01 52, 52 0.00 100 09/01/01 62, 62 0.00 114 09/01/01 39, 39 0.00 152 09/01/01 34, 34 0.00 187 09/01/01 28, 28 0.00 201 09/01/01 25, 25 0.00 205 09/01/01 27, 27 0.00 206 09/01/01 24, 24 0.00 211 11/01/00 28, 280, 0.00 217 09/01/01 27, 27 0.00 232 09/01/01 22, 22 0.00 239 10/01/00 22, 249, 0.00 246 09/01/01 23, 23 0.00 247 09/01/01 20, 20 0.00 257 08/01/01 19, 39 0.00 265 09/01/01 19, 19 0.00 281 09/01/01 16, 16 0.00 285 09/01/01 16, 16 0.00 295 09/01/01 19, 19 0.00 307 09/01/01 16, 16 0.00 308 06/01/01 16, 66 0.00 315 08/01/01 15, 31 0.00 323 09/01/01 15, 15 0.00 329 09/01/01 16, 16 0.00 335 09/01/01 13, 13 0.00 347 08/01/01 15, 30 0.00 354 09/01/01 11, 11 0.00 359 08/01/01 14, 28 0.00 362 08/01/01 12, 25 0.00 382 09/01/01 12, 12 0.00 385 09/01/01 12, 12 0.00 386 09/01/01 11, 11 0.00 387 08/01/01 11, 23 0.00 388 08/01/01 12, 24 0.00 396 09/01/01 9 0.00 Special DisclosureAdvance Servicer Foreclosure Bankruptcy Control # DescriptionTransfer DaDate Date 14 B 29 B 34 3.00 07/24/01 44 B 53 B 54 B 56 3.00 04/17/00 74 B 100 B 114 B 152 B 187 B 201 B 205 B 206 B 211 3.00 01/25/01 217 B 232 B 239 3.00 12/19/00 246 B 247 B 257 1.00 265 B 281 B 285 B 295 B 307 B 308 3.00 01/18/01 315 1.00 323 B 329 B 335 B 347 1.00 354 B 359 1.00 362 1.00 382 B 385 B 386 B 387 1.00 388 1.00 Notes: (1) A. P&I Advance - Loan in Grace Period B. P&I Advance - Late Payment but < one month delinq 2. P&I Advance - Loan delinquent 2 months 3. P&I Advance - Loan delinquent 3 months or More 0 0 DisclosureREO Control # Date 14 29 34 44 53 54 56 74 100 114 152 187 201 205 206 211 217 232 239 246 247 257 265 281 285 295 307 308 315 323 329 335 347 354 359 362 382 385 386 387 388 STRAT ABN AMRO Acct: 67-7852-70-9 Distribution of Principal Balances Current ScheduNumber Balances of Loans $0 to $1,000,000 23 $1,000,000to $2,000,000 98 $2,000,000to $3,000,000 82 $3,000,000to $4,000,000 45 $4,000,000to $6,000,000 70 $6,000,000to $8,000,000 32 $8,000,000to $10,000,000 15 $10,000,00to $12,000,000 5 $12,000,00to $14,000,000 5 $14,000,00to $16,000,000 5 $16,000,00to $18,000,000 6 $18,000,00to $20,000,000 6 $20,000,00to $22,000,000 2 $22,000,00to $24,000,000 3 $24,000,00to $28,000,000 4 $28,000,00to $32,000,000 2 $32,000,00to $34,000,000 2 $34,000,00to $38,000,000 1 $38,000,00to $44,000,000 0 $44,000,00& Above 1 Total 407 Current Scheduled Scheduled Based on Balances Balance Balance $0 to $1,000,000 18,554,007 0.91% $1,000,000to $2,000,000 147,940,083 7.24% $2,000,000to $3,000,000 197,874,387 9.69% $3,000,000to $4,000,000 156,260,014 7.65% $4,000,000to $6,000,000 337,203,824 16.51% $6,000,000to $8,000,000 219,095,069 10.73% $8,000,000to $10,000,000 133,470,265 6.53% $10,000,00to $12,000,000 55,258,401 2.71% $12,000,00to $14,000,000 63,326,790 3.10% $14,000,00to $16,000,000 75,413,360 3.69% $16,000,00to $18,000,000 101,347,303 4.96% $18,000,00to $20,000,000 111,721,711 5.47% $20,000,00to $22,000,000 41,882,237 2.05% $22,000,00to $24,000,000 68,581,720 3.36% $24,000,00to $28,000,000 110,566,096 5.41% $28,000,00to $32,000,000 56,317,576 2.76% $32,000,00to $34,000,000 65,828,764 3.22% $34,000,00to $38,000,000 37,708,082 1.85% $38,000,00to $44,000,000 0 0.00% $44,000,00& Above 44,050,548 2.16% Total 2,042,400,235 100.00% Average Scheduled Balance is 5,005,883 Maximum Scheduled Balance is 44,050,548 Minimum Scheduled Balance is 568,487 Distribution of Property Types Number Scheduled Based on Property Tof Loans Balance Balance Retail 174 759,188,59 37.17% Multifamil 127 624,452,27 30.57% Office 35 264,204,67 12.94% Lodging 33 185,120,70 9.06% Industrial 12 96,893,1 4.74% Health Car 15 81,760,5 4.00% Other 5 16,415,9 0.80% Mixed Use 2 6,296, 0.31% Mobile Hom 2 4,583, 0.22% Self Stora 2 3,484, 0.17% Total 407 2042400235 100.00% Distribution of Mortgage Interest Rates Current MortgagNumber Scheduled Based on Interest Ratof Loans Balance Balance 7.00% or less 0 0.00% 7.00% to 7.500% 25 258,570,5 12.66% 7.50% to 8.00% 106 544,316,5 26.65% 8.00% to 8.50% 139 687,277,1 33.65% 8.50% to 9.00% 89 396,028,7 19.39% 9.00% to 9.50% 39 114,343,0 5.60% 9.50% to 10.00% 3 7,597 0.37% 10.00% to 10.500% 6 34,267, 1.68% 10.50% to 11.00% 0 0.00% 11.00% to 11.500% 0 0.00% 11.50% to 12.00% 0 0.00% 12.00% to 12.500% 0 0.00% 12.50% to 13.00% 0 0.00% 13.00% to 13.500% 0 0.00% 13.50% & Above 0 0.00% Total 407 2,042,400,23 100.00% W/Avg Mortgage Interest Rate is 8.1527% Minimum Mortgage Interest Rate i 7.0650% Maximum Mortgage Interest Rate i 10.5000% Geographic Distribution Number Scheduled Based on Geographic Location of Loans Balance Balance Florida 57 295,132,0 14.45% New York 21 240,392,2 11.77% Texas 50 209,605,7 10.26% California 32 175,182,6 8.58% Georgia 34 107,357,0 5.26% Arizona 17 79,235, 3.88% Virginia 17 77,477, 3.79% Pennsylvania 15 73,551, 3.60% New Jersey 12 68,394, 3.35% Missouri 6 62,049, 3.04% Massachusetts 8 58,332, 2.86% Michigan 10 54,319, 2.66% Ohio 18 53,943, 2.64% Maryland 12 51,831, 2.54% North Carolina 13 48,608, 2.38% Illinois 5 40,971, 2.01% Connecticut 7 38,895, 1.90% Tennessee 6 34,413, 1.68% Utah 3 33,207, 1.63% Alabama 6 24,503, 1.20% Washington 7 23,767, 1.16% Nevada 2 22,426, 1.10% South Carolina 6 22,326, 1.09% Wisconsin 4 20,477, 1.00% Kansas 7 20,428, 1.00% Louisiana 1 19,323, 0.95% Indiana 7 19,170, 0.94% Minnesota 5 16,885, 0.83% Colorado 5 16,354, 0.80% Oklahoma 2 7,321 0.36% Other 12 26,513, 1.30% Total 407 2,042,400,23 100.00% Loan Seasoning Number Scheduled Based on Number of Years of Loans Balance Balance 1 year or less 0 0.00% 1+ to 2 years 0 0.00% 2+ to 3 years 0 0.00% 3+ to 4 years 190 1,025,097,35 50.19% 4+ to 5 years 211 994,659,1 48.70% 5+ to 6 years 6 22,643, 1.11% 6+ to 7 years 0 0.00% 7+ to 8 years 0 0.00% 8+ to 9 years 0 0.00% 9+ to 10 years 0 0.00% 10 years or more 0 0.00% Total 407 2,042,400,23 100.00% Weighted Average Seasoning is 4.1 Distribution of RemaiNumber Scheduled Based on Fully Amorof Loans Balance Balance 60 months or less 0 0.00% 61 to 120 months 12 70,657, 3.46% 121 to 180 months 25 47,609, 2.33% 181 to 240 months 39 117,938,7 5.77% 241 to 360 months 17 113,055,7 5.54% Total 93 349,261,4 17.10% Weighted Average Months to Maturity 190 Distribution of Amortization Type Number Scheduled Based on Amortization Type of Loans Balance Balance Fully Amortizing 72 266,410,6 13.04% Amortizing Balloon 303 1,549,785,36 75.88% Interest Only / Amort 7 55,059, 2.70% Interest Only / Amort 7 82,253, 4.03% Other 18 88,891, 4.35% Total 407 2,042,400,23 100.00% Distribution of Remaining Term Balloon Loans Balloon Number Scheduled Based on Mortgage Loans of Loans Balance Balance 12 months or less 1 27,580, 1.35% 13 to 24 months 0 0.00% 25 to 36 months 38 163,292,5 8.00% 37 to 48 months 0 0.00% 49 to 60 months 1 1,728 0.08% 61 to 120 months 225 1,065,844,77 52.19% 121 to 180 months 29 315,766,2 15.46% 181 to 240 months 20 118,926,1 5.82% Total 314 1,693,138,80 82.90% Weighted Average Months to Maturity 87 Distribution of DSCR Debt Service Number Scheduled Based on Coverage Ratio (1) of Loans Balance Balance 0.500 to less 6 9,929 0.49% 0.500 to 0.625 3 5,342 0.26% 0.625 to 0.750 1 2,992 0.15% 0.750 to 0.875 2 2,477 0.12% 0.875 to 1.000 18 64,197, 3.14% 1.000 to 1.125 60 220,933,3 10.82% 1.125 to 1.250 64 326,467,8 15.98% 1.250 to 1.375 79 444,171,8 21.75% 1.375 to 1.500 51 246,825,2 12.09% 1.500 to 1.625 39 231,687,5 11.34% 1.625 to 1.750 27 140,759,2 6.89% 1.750 to 1.875 13 97,718, 4.78% 1.875 to 2.000 12 57,459, 2.81% 2.000 to 2.125 4 13,008, 0.64% 2.125 & above 7 30,571, 1.50% Unknown 21 147,858,3 7.24% Total 407 2,042,400,23 100.00% Weighted Average Debt Service Coverage Ratio 1.379 (1) Debt Service Coverage Ratios are calculated as descri are updated periodically as new NOI figures became avail asset level. Neither the Trustee, Servicer, Special Serv representation as to the accuracy of the data provided by NOI Aging Number Scheduled Based on NOI Date of Loans Balance Balance 1 year or less 377 1,838,878,83 90.04% 1 to 2 years 11 61,079, 2.99% 2 Years or More 0 0.00% Unknown 19 142,441,5 6.97% Total 407 2,042,400,23 100.00% Loan Level Detail "STRAT_LBL1" Loan Level Detail Property Disclosure Type Maturity Control # Group Code Date DSCR 1FUCM97C2 Industrial 07/01/07 1.520 2FUCM97C2 Retail 11/01/12 1.340 3FUCM97C2 Retail 11/01/07 1.440 4FUCM97C2 Multifamily 09/01/12 1.600 5FUCM97C2 Office 10/01/22 1.030 6FUCM97C2 Multifamily 05/01/07 1.340 7FUCM97C2 Lodging 11/01/12 1.640 8FUCM97C2 Multifamily 05/01/07 1.300 9FUCM97C2 Retail 07/01/12 1.340 10FUCM97C2 Retail 10/01/02 1.680 11FUCM97C2 Office 06/01/17 1.050 12FUCM97C2 Health Care 09/01/22 1.060 13FUCM97C2 Retail 10/01/12 1.220 14FUCM97C2 Office 06/01/22 1.780 15FUCM97C2 Office 08/01/07 1.320 16FUCM97C2 Office 08/01/12 0.990 17FUCM97C2 Multifamily 11/01/07 18FUCM97C2 Multifamily 09/01/07 1.240 19FUCM97C2 Retail 06/01/07 1.760 20FUCM97C2 Office 08/01/07 21FUCM97C2 Multifamily 07/01/07 0.890 22FUCM97C2 Retail 08/01/12 1.180 23FUCM97C2 Lodging 09/01/04 1.160 24FUCM97C2 Multifamily 07/01/07 1.280 25FUCM97C2 Multifamily 07/01/07 1.380 26FUCM97C2 Lodging 11/01/12 1.760 27FUCM97C2 Retail 11/01/12 1.220 28FUCM97C2 Multifamily 10/01/27 1.430 29FUCM97C2 Office 06/01/12 1.970 30FUCM97C2 Office 10/01/17 1.610 31FUCM97C2 Multifamily 05/01/07 1.210 32FUCM97C2 Multifamily 09/01/22 33FUCM97C2 Multifamily 11/01/27 34FUCM97C2 Retail 09/01/07 1.180 35FUCM97C2 Retail 10/01/07 1.390 36FUCM97C2 Multifamily 07/01/07 37FUCM97C2 Retail 09/01/07 1.020 39FUCM97C2 Lodging 11/01/07 1.160 40FUCM97C2 Office 07/01/04 1.940 41FUCM97C2 Health Care 08/01/07 1.570 42FUCM97C2 Retail 02/01/19 1.090 43FUCM97C2 Retail 10/01/12 1.130 44FUCM97C2 Retail 06/01/07 1.280 45FUCM97C2 Multifamily 09/01/07 1.340 46FUCM97C2 Office 08/01/07 2.490 47FUCM97C2 Retail 07/01/19 1.080 48FUCM97C2 Lodging 05/01/07 1.600 49FUCM97C2 Retail 10/01/07 50FUCM97C2 Retail 07/01/19 1.080 51FUCM97C2 Retail 09/01/07 1.420 52FUCM97C2 Multifamily 08/01/12 1.400 53FUCM97C2 Health Care 06/01/07 1.320 54FUCM97C2 Health Care 06/01/07 1.320 55FUCM97C2 Multifamily 08/01/01 56FUCM97C2 Industrial 11/01/12 57FUCM97C2 Multifamily 09/01/04 1.160 59FUCM97C2 Industrial 09/01/04 1.450 60FUCM97C2 Retail 11/01/07 1.440 61FUCM97C2 Retail 10/01/12 1.640 62FUCM97C2 Retail 10/01/07 1.200 63FUCM97C2 Health Care 10/01/07 64FUCM97C2 Multifamily 07/01/07 1.330 65FUCM97C2 Retail 07/01/07 1.220 66FUCM97C2 Industrial 07/01/17 1.430 67FUCM97C2 Retail 09/01/07 1.330 68FUCM97C2 Multifamily 07/01/07 1.550 69FUCM97C2 Multifamily 10/01/07 1.170 70FUCM97C2 Office 07/01/04 1.240 71FUCM97C2 Multifamily 06/01/04 1.350 72FUCM97C2 Multifamily 08/01/07 1.580 73FUCM97C2 Retail 11/01/16 74FUCM97C2 Retail 11/01/07 1.290 75FUCM97C2 Retail 06/01/07 1.710 76FUCM97C2 Retail 10/01/07 1.040 77FUCM97C2 Multifamily 08/01/07 1.290 78FUCM97C2 Multifamily 08/01/07 1.330 79FUCM97C2 Multifamily 05/01/04 1.340 80FUCM97C2 Retail 07/01/07 1.420 81FUCM97C2 Multifamily 05/01/04 1.330 82FUCM97C2 Lodging 11/01/12 2.070 83FUCM97C2 Multifamily 11/01/07 1.230 84FUCM97C2 Retail 10/01/07 1.640 85FUCM97C2 Retail 09/01/07 1.200 86FUCM97C2 Multifamily 09/01/07 1.690 87FUCM97C2 Multifamily 11/01/07 1.850 88FUCM97C2 Lodging 08/01/07 1.850 89FUCM97C2 Retail 11/01/07 1.450 90FUCM97C2 Lodging 11/01/12 91FUCM97C2 Multifamily 09/01/12 1.310 92FUCM97C2 Industrial 06/01/22 2.150 93FUCM97C2 Multifamily 08/01/07 1.510 94FUCM97C2 Retail 06/01/07 1.580 95FUCM97C2 Retail 06/01/18 1.080 96FUCM97C2 Industrial 07/01/07 1.600 97FUCM97C2 Multifamily 09/01/12 1.300 98FUCM97C2 Office 08/01/07 1.300 99FUCM97C2 Retail 06/01/12 1.370 100FUCM97C2 Health Care 10/01/12 101FUCM97C2 Health Care 05/01/07 1.350 102FUCM97C2 Retail 05/01/07 1.320 103FUCM97C2 Retail 08/01/07 1.410 104FUCM97C2 Retail 05/01/17 1.310 105FUCM97C2 Retail 10/01/07 1.350 106FUCM97C2 Multifamily 08/01/07 1.620 107FUCM97C2 Lodging 10/01/07 1.400 108FUCM97C2 Multifamily 03/01/04 1.970 109FUCM97C2 Retail 08/01/07 1.350 110FUCM97C2 Retail 08/01/07 1.310 111FUCM97C2 Multifamily 08/01/07 1.880 112FUCM97C2 Multifamily 08/01/07 113FUCM97C2 Lodging 07/01/04 2.910 114FUCM97C2 Multifamily 10/01/07 1.620 115FUCM97C2 Retail 08/01/07 1.210 116FUCM97C2 Office 06/01/07 1.900 117FUCM97C2 Other 04/01/09 1.160 118FUCM97C2 Lodging 11/01/07 1.860 119FUCM97C2 Retail 08/01/04 1.720 120FUCM97C2 Office 07/01/07 1.260 122FUCM97C2 Industrial 11/01/07 123FUCM97C2 Retail 07/01/07 1.210 124FUCM97C2 Retail 09/01/17 125FUCM97C2 Retail 05/01/04 1.530 126FUCM97C2 Industrial 10/01/07 1.570 127FUCM97C2 Lodging 11/01/07 128FUCM97C2 Lodging 10/01/07 1.430 129FUCM97C2 Mixed Use 09/01/22 130FUCM97C2 Lodging 07/01/20 2.000 131FUCM97C2 Multifamily 04/01/07 1.750 132FUCM97C2 Retail 07/01/07 1.280 133FUCM97C2 Lodging 10/01/07 1.330 134FUCM97C2 Multifamily 05/01/07 1.550 135FUCM97C2 Health Care 10/01/07 1.170 136FUCM97C2 Health Care 08/01/07 137FUCM97C2 Retail 05/01/07 1.350 138FUCM97C2 Retail 06/01/18 1.080 139FUCM97C2 Retail 05/01/18 1.080 140FUCM97C2 Retail 10/01/07 1.420 141FUCM97C2 Multifamily 09/01/04 1.540 142FUCM97C2 Multifamily 08/01/07 1.590 143FUCM97C2 Multifamily 07/01/07 1.730 145FUCM97C2 Office 06/01/07 1.350 146FUCM97C2 Industrial 05/01/04 1.220 147FUCM97C2 Retail 08/01/07 1.820 148FUCM97C2 Lodging 11/01/19 1.260 149FUCM97C2 Retail 11/01/07 1.510 150FUCM97C2 Retail 10/01/07 1.210 151FUCM97C2 Multifamily 10/01/07 1.880 152FUCM97C2 Multifamily 05/01/04 1.420 153FUCM97C2 Retail 07/01/17 1.340 154FUCM97C2 Retail 07/01/07 1.720 155FUCM97C2 Retail 09/01/07 1.330 156FUCM97C2 Multifamily 08/01/07 1.660 157FUCM97C2 Retail 06/01/18 0.990 158FUCM97C2 Multifamily 09/01/04 1.360 159FUCM97C2 Multifamily 10/01/07 1.150 160FUCM97C2 Multifamily 07/01/07 1.400 161FUCM97C2 Multifamily 06/01/07 1.710 162FUCM97C2 Multifamily 10/01/07 1.390 163FUCM97C2 Lodging 11/01/07 1.150 164FUCM97C2 Retail 10/01/07 1.180 165FUCM97C2 Retail 09/01/07 1.470 166FUCM97C2 Other 04/01/09 1.200 167FUCM97C2 Retail 11/01/12 1.270 168FUCM97C2 Retail 10/01/07 1.500 169FUCM97C2 Lodging 04/01/07 1.560 170FUCM97C2 Retail 09/01/07 1.430 171FUCM97C2 Retail 06/01/07 1.430 172FUCM97C2 Multifamily 05/01/07 1.240 173FUCM97C2 Multifamily 07/01/07 1.520 174FUCM97C2 Multifamily 07/01/07 1.480 175FUCM97C2 Retail 10/01/07 1.160 176FUCM97C2 Lodging 09/01/07 1.220 177FUCM97C2 Lodging 08/01/07 1.590 178FUCM97C2 Office 05/01/07 1.410 180FUCM97C2 Multifamily 03/01/04 2.420 181FUCM97C2 Multifamily 03/01/04 1.540 182FUCM97C2 Lodging 10/01/12 1.490 183FUCM97C2 Multifamily 07/01/07 1.450 184FUCM97C2 Office 06/01/07 1.780 185FUCM97C2 Other 01/01/09 1.180 186FUCM97C2 Lodging 10/01/07 1.810 187FUCM97C2 Multifamily 10/01/22 1.310 188FUCM97C2 Retail 07/01/04 1.400 189FUCM97C2 Retail 07/01/04 1.400 190FUCM97C2 Retail 09/01/07 1.440 191FUCM97C2 Multifamily 09/01/07 1.270 192FUCM97C2 Office 10/01/07 1.110 193FUCM97C2 Office 07/01/07 1.870 194FUCM97C2 Retail 07/01/22 1.640 195FUCM97C2 Multifamily 10/01/07 1.460 196FUCM97C2 Other 01/01/09 1.170 197FUCM97C2 Retail 07/01/07 1.120 198FUCM97C2 Retail 05/01/07 1.590 199FUCM97C2 Office 05/01/04 1.830 200FUCM97C2 Health Care 08/01/17 1.290 201FUCM97C2 Multifamily 10/01/12 1.090 202FUCM97C2 Multifamily 06/01/22 1.220 203FUCM97C2 Multifamily 09/01/07 1.220 204FUCM97C2 Lodging 10/01/17 1.120 205FUCM97C2 Retail 04/01/07 1.310 206FUCM97C2 Office 09/01/07 1.240 207FUCM97C2 Retail 10/01/04 1.210 208FUCM97C2 Retail 09/01/07 1.260 209FUCM97C2 Health Care 08/01/07 1.850 210FUCM97C2 Retail 08/01/04 1.430 211FUCM97C2 Retail 06/01/07 -0.010 212FUCM97C2 Industrial 10/01/07 2.210 213FUCM97C2 Office 08/01/12 1.350 214FUCM97C2 Office 10/01/07 1.560 215FUCM97C2 Retail 10/01/07 1.200 216FUCM97C2 Retail 04/01/08 1.300 217FUCM97C2 Lodging 07/01/07 1.370 218FUCM97C2 Multifamily 07/01/07 1.640 219FUCM97C2 Multifamily 05/01/07 1.300 220FUCM97C2 Retail 05/01/04 1.330 221FUCM97C2 Multifamily 06/01/07 1.570 222FUCM97C2 Retail 09/01/12 223FUCM97C2 Retail 11/01/12 1.730 224FUCM97C2 Office 09/01/07 1.230 225FUCM97C2 Multifamily 09/01/07 0.750 226FUCM97C2 Multifamily 08/01/04 1.600 227FUCM97C2 Office 05/01/07 1.790 228FUCM97C2 Retail 08/01/15 1.030 229FUCM97C2 Multifamily 07/01/07 0.970 230FUCM97C2 Mobile Home 10/01/07 1.330 231FUCM97C2 Multifamily 10/01/07 1.120 232FUCM97C2 Retail 09/01/07 1.190 233FUCM97C2 Multifamily 03/01/04 1.260 234FUCM97C2 Retail 09/01/07 1.880 235FUCM97C2 Retail 09/01/10 1.330 237FUCM97C2 Office 11/01/17 1.140 238FUCM97C2 Lodging 11/01/19 1.440 239FUCM97C2 Lodging 09/01/07 0.290 240FUCM97C2 Retail 09/01/07 1.600 241FUCM97C2 Lodging 09/01/07 2.030 242FUCM97C2 Retail 06/01/18 1.050 243FUCM97C2 Multifamily 03/01/04 1.550 244FUCM97C2 Retail 07/01/17 1.320 245FUCM97C2 Retail 10/01/07 1.310 246FUCM97C2 Office 05/01/07 0.170 247FUCM97C2 Office 10/01/07 1.160 248FUCM97C2 Office 10/01/07 2.160 249FUCM97C2 Multifamily 08/01/07 1.340 250FUCM97C2 Retail 07/01/07 1.400 251FUCM97C2 Multifamily 07/01/04 1.320 252FUCM97C2 Retail 07/01/07 1.320 253FUCM97C2 Self Storag 10/01/12 1.980 254FUCM97C2 Retail 05/01/07 1.160 255FUCM97C2 Lodging 11/01/19 1.300 256FUCM97C2 Retail 11/01/07 1.410 257FUCM97C2 Multifamily 10/01/27 1.000 258FUCM97C2 Multifamily 09/01/04 1.360 259FUCM97C2 Multifamily 10/01/27 0.580 260FUCM97C2 Retail 06/01/07 1.560 261FUCM97C2 Retail 11/01/12 1.240 262FUCM97C2 Retail 11/01/07 1.200 263FUCM97C2 Retail 08/01/07 1.530 264FUCM97C2 Multifamily 07/01/22 1.300 265FUCM97C2 Retail 05/01/04 1.530 266FUCM97C2 Other 05/01/17 1.000 267FUCM97C2 Multifamily 09/01/07 1.210 268FUCM97C2 Multifamily 06/01/07 1.600 269FUCM97C2 Multifamily 03/01/04 1.390 270FUCM97C2 Retail 11/01/12 1.300 271FUCM97C2 Multifamily 08/01/07 1.550 272FUCM97C2 Retail 07/01/07 1.280 273FUCM97C2 Multifamily 05/01/04 1.450 275FUCM97C2 Retail 05/01/07 1.310 276FUCM97C2 Retail 06/01/17 1.510 277FUCM97C2 Health Care 08/01/07 -0.940 278FUCM97C2 Multifamily 06/01/07 1.230 279FUCM97C2 Multifamily 11/01/07 1.020 280FUCM97C2 Retail 10/01/07 1.300 281FUCM97C2 Multifamily 10/01/07 1.250 282FUCM97C2 Multifamily 09/01/07 1.440 283FUCM97C2 Retail 07/01/17 1.020 284FUCM97C2 Retail 06/01/17 1.100 285FUCM97C2 Multifamily 07/01/07 1.470 286FUCM97C2 Retail 11/01/07 0.440 287FUCM97C2 Retail 10/01/04 1.290 288FUCM97C2 Multifamily 08/01/07 1.930 289FUCM97C2 Retail 08/01/07 1.680 290FUCM97C2 Office 07/01/07 1.450 291FUCM97C2 Multifamily 05/01/07 2.310 292FUCM97C2 Multifamily 07/01/07 1.090 293FUCM97C2 Industrial 10/01/07 1.470 294FUCM97C2 Multifamily 09/01/07 1.240 295FUCM97C2 Multifamily 10/01/07 2.060 296FUCM97C2 Retail 09/01/07 1.460 297FUCM97C2 Multifamily 08/01/07 1.960 298FUCM97C2 Retail 11/01/17 1.010 299FUCM97C2 Multifamily 08/01/25 1.250 300FUCM97C2 Multifamily 08/01/07 1.270 301FUCM97C2 Retail 06/01/07 1.500 302FUCM97C2 Multifamily 06/01/07 1.250 303FUCM97C2 Retail 11/01/17 1.010 304FUCM97C2 Health Care 11/01/07 1.770 305FUCM97C2 Multifamily 09/01/07 1.270 306FUCM97C2 Multifamily 09/01/07 1.750 307FUCM97C2 Multifamily 06/01/27 1.370 308FUCM97C2 Retail 04/01/04 0.560 309FUCM97C2 Multifamily 09/01/07 0.970 310FUCM97C2 Retail 07/01/17 1.030 311FUCM97C2 Retail 09/01/07 1.240 312FUCM97C2 Multifamily 08/01/04 1.840 313FUCM97C2 Multifamily 06/01/07 1.730 314FUCM97C2 Retail 07/01/17 1.030 315FUCM97C2 Multifamily 06/01/07 1.250 316FUCM97C2 Multifamily 11/01/07 317FUCM97C2 Office 10/01/07 1.400 318FUCM97C2 Retail 10/01/07 1.500 319FUCM97C2 Retail 07/01/07 1.320 320FUCM97C2 Multifamily 06/01/07 1.270 321FUCM97C2 Office 06/01/04 1.730 322FUCM97C2 Retail 04/01/07 1.160 323FUCM97C2 Multifamily 10/01/22 1.280 324FUCM97C2 Retail 11/01/17 1.010 325FUCM97C2 Retail 09/01/17 1.020 326FUCM97C2 Office 08/01/12 1.750 327FUCM97C2 Retail 11/01/12 1.350 328FUCM97C2 Retail 03/01/17 1.000 329FUCM97C2 Multifamily 07/01/17 1.730 330FUCM97C2 Retail 03/01/16 1.050 331FUCM97C2 Lodging 07/01/04 2.050 332FUCM97C2 Mobile Home 09/01/15 1.500 333FUCM97C2 Multifamily 08/01/27 0.820 334FUCM97C2 Retail 11/01/17 1.010 335FUCM97C2 Multifamily 08/01/07 1.430 336FUCM97C2 Retail 11/01/16 1.050 337FUCM97C2 Multifamily 10/01/06 1.200 338FUCM97C2 Multifamily 08/01/04 1.190 339FUCM97C2 Health Care 01/01/07 1.430 340FUCM97C2 Retail 11/01/17 1.010 341FUCM97C2 Retail 05/01/07 1.630 342FUCM97C2 Retail 09/01/16 1.050 343FUCM97C2 Retail 12/01/16 1.030 344FUCM97C2 Multifamily 08/01/04 1.540 345FUCM97C2 Multifamily 07/01/04 1.580 346FUCM97C2 Retail 07/01/16 1.050 347FUCM97C2 Retail 11/01/16 0.990 348FUCM97C2 Retail 07/01/16 1.050 349FUCM97C2 Retail 02/01/16 1.050 350FUCM97C2 Multifamily 08/01/04 1.110 351FUCM97C2 Multifamily 06/01/07 1.280 352FUCM97C2 Retail 02/01/17 1.300 353FUCM97C2 Mixed Use 11/01/12 1.670 354FUCM97C2 Retail 10/01/07 1.420 355FUCM97C2 Retail 09/01/07 1.220 356FUCM97C2 Multifamily 06/01/17 1.450 357FUCM97C2 Office 10/01/07 0.990 358FUCM97C2 Retail 07/01/07 1.260 359FUCM97C2 Retail 09/01/16 0.980 360FUCM97C2 Retail 10/01/07 1.690 361FUCM97C2 Retail 12/01/16 1.030 362FUCM97C2 Retail 05/01/17 1.000 363FUCM97C2 Multifamily 07/01/07 1.340 364FUCM97C2 Retail 10/01/16 1.120 365FUCM97C2 Retail 08/01/16 1.000 366FUCM97C2 Lodging 09/01/07 1.190 367FUCM97C2 Retail 10/01/04 1.390 368FUCM97C2 Retail 08/01/07 1.220 369FUCM97C2 Retail 07/01/07 1.110 370FUCM97C2 Multifamily 06/01/07 2.270 371FUCM97C2 Retail 07/01/07 1.450 372FUCM97C2 Retail 01/01/17 1.230 373FUCM97C2 Multifamily 10/01/22 1.050 374FUCM97C2 Multifamily 08/01/07 1.010 375FUCM97C2 Multifamily 08/01/07 0.980 376FUCM97C2 Multifamily 05/01/07 377FUCM97C2 Retail 09/01/16 1.050 378FUCM97C2 Retail 10/01/07 1.750 379FUCM97C2 Multifamily 11/01/07 1.590 380FUCM97C2 Retail 10/01/07 1.180 381FUCM97C2 Industrial 09/01/07 1.480 382FUCM97C2 Retail 08/01/16 0.980 383FUCM97C2 Multifamily 06/01/07 1.200 384FUCM97C2 Retail 09/01/17 1.030 385FUCM97C2 Retail 03/01/17 1.050 386FUCM97C2 Retail 08/01/17 1.200 387FUCM97C2 Retail 02/01/17 1.040 388FUCM97C2 Retail 02/01/17 1.030 389FUCM97C2 Industrial 08/01/07 1.550 390FUCM97C2 Multifamily 10/01/07 1.200 391FUCM97C2 Multifamily 10/01/07 1.970 392FUCM97C2 Multifamily 09/01/22 1.660 393FUCM97C2 Retail 05/01/07 1.070 394FUCM97C2 Retail 08/01/16 1.040 395FUCM97C2 Self Storag 08/01/07 1.910 396FUCM97C2 Retail 10/01/07 1.560 397FUCM97C2 Retail 08/01/16 1.060 398FUCM97C2 Retail 08/01/16 1.050 400FUCM97C2 Retail 05/01/07 1.650 401FUCM97C2 Health Care 07/01/07 1.550 402FUCM97C2 Retail 02/01/16 1.040 403FUCM97C2 Retail 01/01/18 1.000 404FUCM97C2 Retail 08/01/16 1.050 405FUCM97C2 Retail 08/01/16 1.050 406FUCM97C2 Multifamily 07/01/07 1.430 407FUCM97C2 Retail 11/01/07 1.110 408FUCM97C2 Retail 10/01/07 1.540 409FUCM97C2 Retail 10/01/15 1.050 410FUCM97C2 Retail 08/01/04 1.900 411FUCM97C2 Multifamily 06/01/07 0.330 412FUCM97C2 Retail 08/01/17 1.080 413FUCM97C2 Office 05/01/07 1.320 414FUCM97C2 Multifamily 10/01/27 0.990 415FUCM97C2 Retail 10/01/16 1.030 416FUCM97C2 Retail 03/01/17 1.230 417FUCM97C2 Retail 03/01/17 1.050 418FUCM97C2 Lodging 10/01/07 0.310 419FUCM97C2 Health Care 09/01/07 0.520 420FUCM97C2 Retail 11/01/12 421FUCM97C2 Retail 10/01/07 1.470 422FUCM97C2 Multifamily 06/01/07 1.980 423FUCM97C2 Lodging 10/01/07 1.210 424FUCM97C2 Multifamily 05/01/07 1.330 425FUCM97C2 Lodging 10/01/07 0.420 426FUCM97C2 Multifamily 09/01/27 0.860 427FUCM97C2 Retail 11/01/12 1.340 428FUCM97C2 Multifamily 10/01/07 1.380 429FUCM97C2 Multifamily 06/01/07 0.970 430FUCM97C2 Multifamily 11/01/07 1.360 Operating Ending DisclosureStatement Principal Note Control # Date State Balance Rate 1 12/31/00NY 44,050, 8.340% 2 12/31/00NY 37,708, 7.470% 3 12/31/00VA 33,766, 7.625% 4 12/31/00NY 32,061, 7.430% 5 12/31/00UT 28,040, 7.185% 6 12/31/00MA 28,276, 8.550% 7 12/31/00MO 27,458, 7.960% 8 12/31/00MI 27,822, 8.250% 9 12/31/00IL 27,703, 8.120% 10 12/31/00TX 27,580, 7.240% 11 12/31/00FL 23,779, 8.410% 12 12/31/00FL 22,592, 8.631% 13 12/31/00CA 22,209, 7.750% 14 10/31/00NY 21,734, 8.420% 15 12/31/00FL 20,148, 7.910% 16 12/31/00CT 18,101, 7.065% 17 FL 19,278, 7.450% 18 12/31/00LA 19,323, 7.940% 19 12/31/00PA 18,464, 8.930% 20 NY 18,456, 7.880% 21 12/31/00NV 18,096, 8.290% 22 12/31/00MO 17,822, 8.250% 23 12/31/00FL 17,116, 8.690% 24 12/31/00AZ 17,012, 8.140% 25 12/31/00AZ 16,994, 8.140% 26 12/31/00TX 16,057, 7.920% 27 12/31/00NY 16,344, 7.470% 28 12/31/00NJ 15,912, 7.600% 29 12/31/00NY 15,970, 8.420% 30 12/31/00OH 14,869, 8.250% 31 12/31/00MA 14,428, 8.550% 32 FL 14,231, 8.050% 33 PA 13,435, 7.510% 34 12/31/00FL 12,986, 8.100% 35 12/31/00PA 12,635, 7.620% 36 TX 12,124, 8.375% 37 12/31/00TX 12,144, 8.650% 39 12/31/00TX 11,566, 7.670% 40 12/31/00CA 11,305, 8.670% 41 12/31/00CA 11,427, 8.410% 42 12/31/00TX 10,799, 8.840% 43 12/31/00CA 10,159, 8.000% 44 12/31/00NY 9,881 8.691% 45 12/31/00CA 9,614 7.360% 46 12/31/00FL 9,680 8.250% 47 12/31/00GA 9,760 10.125% 48 12/31/00WI 9,265 9.400% 49 FL 0.000% 50 12/30/00GA 9,457 10.125% 51 12/31/00FL 9,042 8.100% 52 12/31/00NJ 9,024 8.450% 53 10/31/00MD 4,487 10.500% 54 10/31/00MD 4,264 7.603% 55 CA 0.000% 56 NJ 7,606 8.380% 57 12/31/00MI 8,632 7.650% 59 12/31/00CA 8,320 8.090% 60 12/31/00VA 8,156 7.500% 61 12/31/00CA 8,224 8.000% 62 12/31/00TN 8,177 7.980% 63 CA 8,001 8.070% 64 12/31/00TX 8,231 8.140% 65 09/30/00NY 7,985 8.310% 66 01/31/00SC 7,272 9.125% 67 12/31/00CA 7,756 8.375% 68 12/31/00CO 7,764 8.650% 69 12/31/00TN 7,223 7.450% 70 12/31/00CA 7,280 8.680% 71 12/31/00NC 7,213 8.470% 72 12/31/00MD 7,078 7.680% 73 NC 6,531 7.313% 74 12/31/00AL 6,759 7.950% 75 12/31/00NJ 6,822 8.690% 76 12/31/00KS 6,897 8.160% 77 12/31/00GA 6,881 7.720% 78 12/31/00AZ 6,855 7.938% 79 12/31/00GA 6,788 8.940% 80 12/31/00VA 6,776 8.630% 81 12/31/00WA 6,768 8.535% 82 12/31/00MO 6,628 7.960% 83 12/31/00TX 6,853 7.500% 84 12/31/00FL 6,764 7.840% 85 12/31/00TN 6,699 8.000% 86 12/31/00AZ 6,859 7.500% 87 12/31/00MD 6,621 7.500% 88 12/31/00FL 6,396 8.500% 89 12/31/00VA 6,498 7.750% 90 NY 6,403 9.000% 91 12/31/00GA 6,366 7.740% 92 12/31/00TX 6,247 9.375% 93 12/31/99CA 0.000% 94 12/31/00NJ 6,158 8.690% 95 12/31/00NY 5,873 8.188% 96 12/31/00MD 6,206 8.550% 97 12/31/00WI 6,130 7.840% 98 12/31/00FL 5,966 8.375% 99 12/31/00FL 5,972 8.750% 100 AZ 5,318 8.750% 101 12/31/00MI 5,901 9.250% 102 12/31/00CA 5,958 8.875% 103 12/31/00GA 5,993 8.375% 104 12/31/00CA 5,859 8.720% 105 12/31/00MO 5,885 8.160% 106 12/31/00CA 5,863 7.900% 107 12/31/00FL 5,596 7.970% 108 12/31/00SC 5,624 8.000% 109 12/31/00TN 5,564 8.125% 110 12/31/00NJ 5,576 8.150% 111 12/31/99CA 0.000% 112 NC 5,441 8.300% 113 12/31/00FL 5,286 8.900% 114 12/31/00AL 5,313 7.820% 115 12/31/00IL 5,270 8.250% 116 12/31/00NY 5,348 9.010% 117 12/31/00MN 4,456 10.125% 118 12/31/00FL 5,116 8.040% 119 12/31/00OH 5,220 8.090% 120 12/31/00OK 5,002 8.870% 122 NJ 0.000% 123 12/31/00GA 5,011 9.000% 124 TX 4,830 7.438% 125 12/31/00FL 4,945 9.060% 126 12/31/00CA 4,888 7.793% 127 NY 4,736 8.000% 128 12/31/00FL 4,731 7.970% 129 NJ 4,707 8.250% 130 12/31/00FL 4,672 9.240% 131 12/31/00CA 4,672 8.570% 132 12/31/00NY 4,698 8.625% 133 12/31/00FL 4,541 7.970% 134 12/31/00TX 4,628 8.520% 135 12/31/00TN 4,599 8.000% 136 MN 4,571 8.970% 137 12/31/00MA 4,630 9.010% 138 12/31/00OH 4,370 8.188% 139 12/31/00PA 4,360 8.188% 140 12/31/00KS 4,604 8.230% 141 12/31/00MD 4,572 8.200% 142 12/31/00WA 4,586 7.950% 143 12/31/00AZ 4,597 8.320% 145 12/31/00FL 4,487 9.150% 146 12/31/00IL 4,285 9.150% 147 12/31/00CT 4,533 7.810% 148 06/30/00CT 4,358 8.250% 149 12/31/00NV 4,329 7.875% 150 12/31/00NC 4,450 8.000% 151 12/31/00AZ 4,434 7.550% 152 12/31/00WA 4,384 8.535% 153 12/31/00GA 4,381 8.490% 154 12/31/00CT 4,357 8.100% 155 12/31/00NC 4,358 8.240% 156 12/31/00MD 4,289 7.680% 157 12/31/00SC 4,097 8.188% 158 12/31/00TX 4,206 7.520% 159 12/31/00GA 4,296 7.375% 160 12/31/00TX 4,295 7.980% 161 12/31/00CA 4,301 8.270% 162 12/31/00MD 4,285 8.130% 163 12/31/00AL 4,183 8.150% 164 12/31/00NC 4,060 7.625% 165 12/31/00MD 4,211 8.180% 166 12/31/00OH 3,554 9.875% 167 12/31/00NJ 4,266 7.470% 168 12/31/00PA 4,147 7.625% 169 12/31/00AL 4,077 9.050% 170 12/31/00GA 3,978 8.500% 171 12/31/00FL 3,963 9.220% 172 12/31/00TX 3,952 8.900% 173 12/31/00NJ 3,938 8.150% 174 12/31/00GA 3,922 8.320% 175 12/31/00OR 3,838 8.188% 176 12/31/00IN 3,795 8.460% 177 12/31/00GA 3,678 9.350% 178 12/31/00CA 3,854 9.241% 180 12/31/00VA 8.000% 181 12/31/00TX 3,745 8.000% 182 12/31/00FL 3,702 8.375% 183 12/31/00TX 3,802 8.140% 184 12/31/00FL 3,709 8.720% 185 12/31/00IN 3,121 10.125% 186 12/31/00FL 3,596 7.970% 187 12/31/00AR 3,573 7.960% 188 12/31/00TX 0.000% 189 12/31/00TX 0.000% 190 12/31/00TX 0.000% 191 12/31/00WI 3,641 7.970% 192 12/31/00FL 3,613 8.500% 193 12/31/00CA 3,587 8.720% 194 12/31/00TX 3,511 8.710% 195 12/31/99TX 0.000% 196 12/31/00IN 2,983 10.125% 197 12/31/00GA 3,513 8.670% 198 12/31/00GA 3,476 9.150% 199 12/31/00TX 3,475 9.120% 200 12/31/00OH 3,283 8.625% 201 12/31/00OH 3,433 7.960% 202 12/31/00TX 3,404 8.350% 203 12/31/00PA 3,377 7.790% 204 12/31/00NC 3,206 8.625% 205 12/31/00PA 3,373 9.000% 206 12/31/00IN 3,311 7.820% 207 12/31/00RI 3,296 8.270% 208 12/31/00TX 3,299 8.490% 209 12/31/99TN 0.000% 210 12/31/00MA 3,203 8.500% 211 12/31/00FL 3,204 8.880% 212 12/31/00MN 3,278 8.530% 213 12/31/00CA 2,865 8.680% 214 12/31/00NC 3,048 7.750% 215 12/31/00NC 3,213 8.000% 216 12/31/00FL 3,153 8.375% 217 12/31/00GA 3,140 9.000% 218 12/31/00FL 3,127 8.580% 219 12/31/00TX 3,181 8.900% 220 12/31/00TX 3,108 8.970% 221 12/31/00FL 3,052 8.500% 222 CO 2,696 7.705% 223 12/31/00VA 2,932 7.875% 224 12/31/00VA 3,008 8.490% 225 12/31/00TX 2,992 7.822% 226 12/31/99CA 0.000% 227 12/31/00CA 2,943 9.375% 228 12/31/00CA 2,653 7.660% 229 12/31/00TX 2,939 8.140% 230 12/31/00CA 2,897 7.790% 231 12/31/00FL 2,897 7.780% 232 12/31/00FL 2,905 8.220% 233 12/31/00TX 2,828 8.000% 234 12/31/00FL 2,754 7.900% 235 12/31/00IN 2,759 7.875% 237 12/31/00AL 2,601 8.125% 238 06/30/00NH 2,650 8.250% 239 12/31/00UT 2,670 8.625% 240 12/31/00VA 2,699 8.420% 241 12/31/00TX 2,566 8.875% 242 12/31/00PA 2,549 8.188% 243 12/31/00TX 2,675 8.000% 244 12/31/00CO 2,554 9.140% 245 12/31/00ID 2,607 7.750% 246 12/31/00FL 2,602 9.504% 247 12/31/00GA 2,623 8.560% 248 12/31/00NY 2,549 7.800% 249 12/31/00MO 2,621 8.620% 250 12/31/00CT 2,618 8.550% 251 12/31/00TX 2,615 8.390% 252 12/31/00CT 2,608 8.100% 253 12/31/00CA 2,275 8.500% 254 12/31/00CA 2,607 9.150% 255 06/30/00MA 2,484 8.250% 256 12/31/00FL 2,517 7.990% 257 12/31/00MS 2,523 8.390% 258 12/31/00MD 2,501 8.100% 259 12/31/00UT 2,496 8.000% 260 12/31/00AZ 2,510 9.010% 261 12/31/00NC 2,403 7.750% 262 12/31/00CA 2,383 7.620% 263 12/31/00SC 2,356 8.550% 264 12/31/00MN 2,366 8.450% 265 12/31/00FL 2,406 8.722% 266 12/31/00FL 2,299 7.960% 267 12/31/00CA 2,354 7.550% 268 12/31/00PA 2,356 8.750% 269 12/31/00MS 2,318 8.000% 270 12/31/00FL 2,275 8.080% 271 12/31/00CT 2,317 7.940% 272 12/31/00OK 2,318 8.100% 273 12/31/00WA 2,307 8.535% 275 12/31/00MA 2,130 9.375% 276 12/31/00AZ 2,256 8.750% 277 06/30/00MN 2,212 8.870% 278 12/31/00CA 2,235 8.740% 279 12/31/00OH 2,218 7.510% 280 12/31/00KS 2,210 8.160% 281 12/31/00SC 2,144 7.610% 282 12/31/00KS 2,199 8.040% 283 12/31/00CA 2,042 7.930% 284 12/31/00FL 2,023 7.375% 285 12/31/00TX 2,171 8.190% 286 12/31/00IL 2,172 7.630% 287 12/31/00FL 2,174 7.876% 288 12/31/00GA 2,159 7.910% 289 12/31/00CO 2,129 8.330% 290 06/30/00TN 2,149 8.730% 291 12/31/00MA 2,120 8.750% 292 12/31/00TX 2,155 8.140% 293 12/31/00WA 2,131 8.188% 294 12/31/00TX 2,128 8.125% 295 12/31/00NY 2,020 8.840% 296 12/31/00NC 2,065 8.540% 297 12/31/99CA 0.000% 298 12/31/00MI 2,021 7.500% 299 12/31/00AZ 2,086 8.000% 300 12/31/00GA 2,075 8.090% 301 12/31/00VA 2,050 8.710% 302 12/31/00FL 2,045 8.580% 303 12/31/00MI 1,979 7.500% 304 06/30/00GA 1,481 8.150% 305 12/31/00TX 2,022 7.550% 306 12/31/00CA 2,022 7.550% 307 12/31/00TX 2,027 9.000% 308 12/31/00FL 2,023 8.950% 309 12/31/00FL 1,978 7.780% 310 12/31/00OH 1,914 7.790% 311 12/31/00FL 1,948 8.150% 312 12/31/99CA 0.000% 313 12/31/00FL 1,930 8.625% 314 12/31/00OH 1,880 7.790% 315 12/31/00PA 1,932 8.700% 316 FL 1,934 7.875% 317 12/31/00PA 1,930 7.680% 318 12/31/00AZ 1,928 8.280% 319 12/31/00CA 1,934 9.150% 320 12/31/00MD 1,937 8.500% 321 12/31/00FL 1,930 8.990% 322 12/31/00WA 1,898 9.125% 323 12/31/00AR 1,871 7.960% 324 12/31/00MI 1,847 7.500% 325 12/31/00OH 1,835 7.790% 326 12/31/00NC 1,791 8.813% 327 12/31/00FL 1,684 8.080% 328 12/31/00PA 1,742 7.765% 329 12/31/00CA 1,773 8.590% 330 12/31/00OH 1,715 8.170% 331 12/31/00IN 1,793 8.900% 332 12/31/00AZ 1,686 8.250% 333 12/31/00KS 1,796 8.625% 334 12/31/00MI 1,722 7.500% 335 12/31/00GA 1,759 8.180% 336 12/31/00GA 1,627 8.375% 337 12/31/00KS 1,728 7.710% 338 12/31/00TX 1,726 7.840% 339 12/31/00WA 1,690 9.250% 340 12/31/00MI 1,642 7.500% 341 12/31/00TX 1,672 9.313% 342 12/31/00OH 1,532 7.930% 343 12/31/00GA 1,570 8.500% 344 12/31/00MO 1,632 7.990% 345 12/31/00TX 1,597 8.370% 346 12/31/00OH 1,495 8.070% 347 12/31/00VA 1,513 8.813% 348 12/31/00OH 1,490 8.070% 349 12/31/00OH 1,459 8.070% 350 12/31/00TX 1,584 7.995% 351 12/31/00AL 1,567 8.880% 352 12/31/00FL 1,469 7.590% 353 12/31/00NJ 1,589 7.470% 354 12/31/00VA 1,548 8.030% 355 12/31/00IL 1,538 8.060% 356 12/31/00TX 1,448 8.980% 357 12/31/00TX 1,529 8.430% 358 12/31/00FL 1,511 8.500% 359 12/31/00VA 1,417 9.125% 360 12/31/00AZ 1,460 8.250% 361 12/31/00GA 1,400 8.500% 362 12/31/00MD 1,375 8.250% 363 12/31/00GA 1,473 8.490% 364 12/31/00GA 1,374 7.500% 365 12/31/00NJ 1,391 8.875% 366 12/31/00FL 1,430 8.625% 367 12/31/00AZ 1,422 8.260% 368 12/31/00TX 1,451 8.240% 369 12/31/00AZ 1,432 9.375% 370 12/31/00AZ 1,407 8.420% 371 12/31/00NY 1,265 9.070% 372 12/31/00FL 1,348 7.625% 373 12/31/00WI 1,440 9.550% 374 12/31/00TX 1,408 8.710% 375 12/31/00IN 1,404 8.313% 376 NJ 1,400 9.180% 377 12/31/00OH 1,274 7.930% 378 12/31/00GA 1,378 8.000% 379 12/31/00TX 1,324 7.900% 380 12/31/00FL 1,328 8.310% 381 12/31/00VA 1,354 8.090% 382 12/31/00VA 1,257 9.125% 383 12/31/00NY 1,295 9.250% 384 12/31/00MI 1,231 7.920% 385 12/31/00VA 1,235 9.000% 386 12/31/00OH 1,217 7.750% 387 12/31/00VA 1,216 8.791% 388 12/31/00VA 1,212 9.000% 389 12/31/00TX 1,249 7.983% 390 12/31/00NE 1,258 8.070% 391 12/31/00AZ 0.000% 392 12/31/00GA 1,227 7.950% 393 12/31/00TX 1,224 9.010% 394 12/31/00PA 1,135 8.340% 395 12/31/00CO 1,209 8.160% 396 12/31/00OH 1,175 8.640% 397 12/31/00PA 1,089 8.340% 398 12/31/00GA 1,090 8.375% 400 12/31/00TX 1,130 9.010% 401 12/31/00FL 1,106 8.760% 402 12/31/00WV 1,007 8.500% 403 12/31/00MA 1,057 8.750% 404 12/31/00PA 1,019 8.340% 405 12/31/00GA 1,013 8.375% 406 12/31/00GA 1,066 8.490% 407 12/31/00GA 94 8.010% 408 12/31/00KS 99 8.160% 409 12/31/00WV 90 8.500% 410 12/31/00AZ 97 8.310% 411 12/31/00TX 97 9.000% 412 12/31/00GA 90 8.125% 413 12/31/00CA 90 9.190% 414 12/31/00TX 90 8.400% 415 12/31/00VA 83 9.000% 416 12/31/00GA 86 8.125% 417 12/31/00SC 83 8.830% 418 12/31/00TX 84 9.125% 419 12/31/00NC 82 8.625% 420 FL 73 8.080% 421 12/31/00FL 80 8.310% 422 12/31/00NY 73 9.000% 423 12/31/00TX 69 9.125% 424 12/31/00NY 70 9.125% 425 12/31/00TX 66 9.125% 426 12/31/00GA 68 8.500% 427 12/31/00FL 60 8.080% 428 12/31/00NE 65 7.620% 429 12/31/00NY 56 9.500% 430 12/31/00MI 1,517 8.160% Total 2,042,400,234.70 Loan DisclosureScheduled Prepayment Status Control # P&I Prepayment Date Code (1) 1 34 0 2 27 0 3 24 0 4 23 0 5 21 0 6 22 0 7 22 0 8 21 0 9 21 0 10 19 0 11 17 0 12 18 0 13 16 0 14 18 0 B 15 16 0 16 16 0 17 13 0 18 14 0 19 15 0 20 13 0 21 14 0 22 13 0 23 14 0 24 12 0 25 12 0 26 13 0 27 12 0 28 11 0 29 12 0 B 30 13 0 31 11 0 32 10 0 33 0 34 10 0 3 35 0 36 0 37 0 39 0 40 0 41 0 42 10 0 43 0 44 0 B 45 0 46 0 47 0 48 0 49 0 07/01/99 5 50 0 51 0 52 0 53 0 B 54 0 B 55 0 06/01/99 5 56 0 3 57 0 59 0 60 0 61 0 62 0 63 0 64 0 65 0 66 0 67 0 68 0 69 0 70 0 71 0 72 0 73 0 74 0 B 75 0 76 0 77 0 78 0 79 0 80 0 81 0 82 0 83 0 84 0 85 0 86 0 87 0 88 0 89 0 90 0 91 0 92 0 93 0 03/01/01 5 94 0 95 0 96 0 97 0 98 0 99 0 100 0 B 101 0 102 0 103 0 104 0 105 0 106 0 107 0 108 0 109 0 110 0 111 0 01/12/01 5 112 0 113 0 114 0 B 115 0 116 0 117 0 118 0 119 0 120 0 122 0 06/14/99 5 123 0 124 0 125 0 126 0 127 0 128 0 129 0 130 0 131 0 132 0 133 0 134 0 135 0 136 0 137 0 138 0 139 0 140 0 141 0 142 0 143 0 145 0 146 0 147 0 148 0 149 0 150 0 151 0 152 0 B 153 0 154 0 155 0 156 0 157 0 158 0 159 0 160 0 161 0 162 0 163 0 164 0 165 0 166 0 167 0 168 0 169 0 170 0 171 0 172 0 173 0 174 0 175 0 176 0 177 0 178 0 180 3745945 10/01/01 5 181 0 182 0 183 0 184 0 185 0 186 0 187 0 B 188 0 08/01/01 5 189 0 08/01/01 5 190 0 09/01/01 5 191 0 192 0 193 0 194 0 195 0 11/27/00 5 196 0 197 0 198 0 199 0 200 0 201 0 B 202 0 203 0 204 0 205 0 B 206 0 B 207 0 208 0 209 0 03/01/01 5 210 0 211 0 3 212 0 213 0 214 0 215 0 216 0 217 0 B 218 0 219 0 220 0 221 0 222 0 223 0 224 0 225 0 226 0 12/12/00 5 227 0 228 0 229 0 230 0 231 0 232 0 B 233 0 234 0 235 0 237 0 238 0 239 0 3 240 0 241 0 242 0 243 0 244 0 245 0 246 0 B 247 0 B 248 0 249 0 250 0 251 0 252 0 253 0 254 0 255 0 256 0 257 0 1 258 0 259 0 260 0 261 0 262 0 263 0 264 0 265 0 B 266 0 267 0 268 0 269 0 270 0 271 0 272 0 273 0 275 0 276 0 277 0 278 0 279 0 280 0 281 0 B 282 0 283 0 284 0 285 0 B 286 0 287 0 288 0 289 0 290 0 291 0 292 0 293 0 294 0 295 0 B 296 0 297 0 01/12/01 5 298 0 299 0 300 0 301 0 302 0 303 0 304 0 305 0 306 0 307 0 B 308 0 3 309 0 310 0 311 0 312 0 12/12/00 5 313 0 314 0 315 0 1 316 0 317 0 318 0 319 0 320 0 321 0 322 0 323 0 B 324 0 325 0 326 0 327 0 328 0 329 0 B 330 0 331 0 332 0 333 0 334 0 335 0 B 336 0 337 0 338 0 339 0 340 0 341 0 342 0 343 0 344 0 345 0 346 0 347 0 1 348 0 349 0 350 0 351 0 352 0 353 0 354 0 B 355 0 356 0 357 0 358 0 359 0 1 360 0 361 0 362 0 1 363 0 364 0 365 0 366 0 367 0 368 0 369 0 370 0 371 0 372 0 373 0 374 0 375 0 376 0 377 0 378 0 379 0 380 0 381 0 382 0 B 383 0 384 0 385 0 B 386 0 B 387 0 1 388 0 1 389 0 390 0 391 0 08/01/01 5 392 0 393 0 394 0 395 0 396 0 B 397 0 398 0 400 0 401 0 402 0 403 0 404 0 405 0 406 0 407 0 408 0 409 0 410 0 411 0 412 0 413 0 414 0 415 0 1 416 0 417 0 1 418 0 419 0 420 0 421 0 422 0 423 0 424 0 425 0 426 0 427 0 428 0 429 0 B 430 0 Total 16,606,424.90 * NOI and DSCR, if available and reportable under the te based on information obtained from the related borrower, agreement shall be held liable for the accuracy or method figures. (1) LegeA. P&I Adv - in Grac1. P&I Adv - delinquent B. P&I Adv - < one m2. P&I Adv - delinquent 3. P&I Adv - delinqu5. Prepaid in Full 4. Mat. Balloon/Assum6. Specially Serviced 7. Foreclosure 9. REO 11. Modifica 8. Bankruptcy 10. DPO